UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2009

Smithtown Bancorp, Inc.

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant’s telephone number, including area code
631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 20, 2009, Smithtown Bancorp, Inc. (the “Company”), the parent company of Bank of Smithtown, announced that it has raised $28.0 million in gross proceeds through its previously announced public offering.  Sandler O’Neill + Partners, L.P., the underwriter for the offering, has an unexercised thirty day over-allotment option to purchase an additional 200,000 shares.  A copy of the Company’s press release dated May 20, 2009 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHTOWN BANCORP, INC.

Dated: May 20, 2009	By: /s/ Bradley E. Rock
Bradley E. Rock, Chairman, President and
Chief Executive Officer